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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of the earliest event reported): April 16, 2004

[GRAPHIC OMITTED]
                          PRIMEDEX HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           New York                       0-19019                13-3326724
(State or other jurisdiction of   (Commission File Number)      IRS Employer
 incorporation or organization)                             (Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of principal executive offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

            EXHIBIT NUMBER           DESCRIPTION
            --------------           -----------

                  99.1     Press release dated April 20, 2004.


ITEM 9.  REGULATION FD DISCLOSURE.

         On April 20, 2004, Primedex Health Systems, Inc. issued a press release announcing the acceptance in behalf of Radnet Management, Inc., its wholly-owned subsidiary, of a $160 Million credit facility intended to replace its previously announced Rule 144A private offering of approximately $150 million principal amount of senior secured notes of its wholly owned subsidiary, RadNet Management, Inc. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

         The information in this Current Report on Form 8-K, including the exhibits thereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Securities Exchange Act of 1934, unless that filing expressly refers to specific information in this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 2004                       PRIMEDEX HEALTH SYSTEMS, INC.


                                            By:  /s/ Howard G. Berger, M.D.
                                                 ---------------------------
                                                 Howard G. Berger, M.D.
                                                 President


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                                  EXHIBIT INDEX


        EXHIBIT NUMBER                     DESCRIPTION
        --------------                     -----------
              99.1            Press release dated April 20, 2004.



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